SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K12G3
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      October 1, 1999
(Date of earliest event reported)  (September 30, 1999)

CTC COMMUNICATIONS GROUP, INC.
(Exact name of registrant as specified in its charter)
          Delaware                                      04-3469590
       (State or other jurisdiction (Commission         (IRS Employer
         of incorporation)          File Number)    Identification No.)

          220 Bear Hill Rd., Waltham, Massachusetts         02451
        (Address of principal executive offices)          (Zip Code)

                               (781) 466-8080
 (Registrant's telephone number including area code)

 (Former name or former address if changed since last report)

Item 5.  Other Events

Effective on September 30, 1999, CTC Communications Corp, a Massachusetts corporation ("CTC Communications"), reorganized into a holding company form of organizational structure, whereby CTC Communications Group, Inc., a Delaware corporation ("CTC Group" or the "Registrant") became the holding company. The new organizational structure will allow CTC Group to manage its organization more effectively and broadens the alternatives for future financing.

The holding company organizational structure, which moved the jurisdiction of the enterprise to Delaware from Massachusetts, was effected by a merger conducted pursuant to Section 252 of the Delaware General Corporation Law and
Section 79 of Chapter 156B of the Massachusetts General Corporation Law (the "Merger"), with over 2/3 of the stockholders of CTC Communications approving the Merger at its Annual Meeting of Stockholders. In the Merger, CTC-Newco, Inc., a Delaware corporation organized for the purpose of the Merger and a subsidiary of CTC Group, merged with and into CTC Communications, the surviving corporation. As a result of the Merger, the existence of CTC-Newco, Inc. ceased and CTC Group became the sole shareholder of CTC Communications. In the Merger, each share of Common Stock, $.01 par value, and each share of Series A Convertible Preferred Stock, $1.00 par value, of CTC Communications was converted into one share of Common Stock, $.01 par value and one share of Series A Convertible Preferred Stock, $1.00 par value, of CTC Group. CTC Group is authorized to issue up to 100 million shares of common stock and 10 million shares of preferred stock.

The conversion of shares of CTC Communications' stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding stock of CTC Communications are deemed to represent the same number of shares of stock of CTC Group until such certificates are submitted to CTC Group's transfer agent for transfer. The change to the holding company structure was tax free for federal income tax purposes for stockholders.

The common stock of CTC Group is listed on the Nasdaq National Market under the same symbol as its predecessor, "CPTL", with a new Cusip number of 126419100.

Pursuant to Section 12g-3(f) of the Securities Exchange Act of 1934, as amended, the shares of common stock, par value $.01 per share, of CTC Communications Group, Inc., a Delaware corporation, as successor issuer to CTC Communications Corp., a Massachusetts corporation, are deemed registered under Section 12(g) of the Exchange Act pursuant to Section 12g-3(a).

A copy of the press release issued by CTC Communications describing the transaction is attached hereto as Exhibit 99.1.

The Registrant hereby incorporates by reference the Amended and Restated Agreement and Plan of Reorganization dated as of March 1, 1999 among the Registrant, CTC Communications Corp. and CTC-Newco, Inc. (filed as an Exhibit to CTC Communications Corp. Registration Statement on Form S-1 (File No. 333-77709)) and the press release attached hereto as Exhibit 99.1, each made a part hereof, into this Item 5.


Item 7c. Exhibits.

Exhibit 2.1**	Amended and Restated Agreement and Plan of
Reorganization dated as of March 1, 1999 among the Registrant, CTC Communications Corp. and CTC-Newco,
Inc.

Exhibit 3.1	Restated Certificate of Incorporation of CTC
Communications Group, Inc.

Exhibit 99.1	Press Release issued by CTC Communications Corp. on
October 1, 1999.

------------
** Incorporated by reference to an Exhibit filed as part of CTC
Communications Corp. Registration Statement on Form S-1 (File No. 333-77709).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  CTC COMMUNICATIONS GROUP, INC.

                 By: /s/ John D. Pittenger
                 John D. Pittenger,
                 Executive Vice President, Finance and Administration

Dated:  October 1, 1999

                                EXHIBIT INDEX


Exhibit 3.1	Restated Certificate of Incorporation of CTC
Communications Group, Inc.

Exhibit 99.1	Press Release issued by CTC Communications Corp. on
October 1, 1999.